UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2014
(Date of earliest event reported)

Trans World Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-25244	13-3738518
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

545 Fifth Avenue, Suite 940, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

(212) 983-3355
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Trans World Corporation (“TWC” or the “Company”) was held on June 25, 2014 for the purposes of: (i) electing seven (7) directors to hold office until the next annual meeting of stockholders; (ii) approving the adoption of the 2014 Equity Incentive Plan; (iii) holding an advisory vote on resolutions regarding compensation of the named executive officer, including compensation to the CEO on a change in control; and, (iv) ratifying the appointment of Rothstein Kass as the Company’s independent registered public accountants for the year ending December 31, 2014. The final tally of the votes at the Annual Meeting on each proposal is set forth below.

Proposal No.1 - All of management’s nominees for director as named in the Company’s Proxy Statement were elected by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Vote

1. Max W. Batzer	8,306,153	13,928	191,812

2. Patrick J. Bennett, Sr.	8,306,453	13,628	191,812

3. Michael B. Brodsky	8,306,233	13,848	191,812

4. Timothy G. Ewing	8,306,533	13,548	191,812

5. David E. Goldberg	8,306,233	13,848	191,812

6. Rami S. Ramadan	8,298,451	21,630	191,812

7. Malcolm M. B. Sterrett	8,306,533	13,548	191,812

Proposal No. 2: The Company’s 2014 Equity Incentive Plan was approved by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote

8,287,260	32,813	8	191,812

Proposal No. 3: The advisory vote on resolutions regarding compensation of the named executive officer, including compensation to the CEO on a change in control was approved by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote

8,287,160	32,913	8	191,812

Proposal No. 4: The proposal to ratify the appointment by the Board of Directors of Rothstein, Kass as  the Company's independent accountants for the fiscal year ending December 31, 2014 was approved by the votes set forth in the table below:

For	Against	Abstain

8,464,896	7,174	39,823

At the meeting, Mr. Rami Ramadan, the Company’s Chief Executive Officer, provided stockholders a presentation that discussed: (i) the location and amenities of each of the Company’s casinos and its Hotel Savannah and The Spa at Hotel Savannah, all of which are located in the Czech Republic (see Exhibit 99.2); (ii) more detailed information on the Company’s slot revenues for 2013 (see Exhibit 99.3); and (iii) the Company’s competitive environment, competitive factors and marketing strategy (see Exhibit 99.4), and thereafter responded to shareholder questions.

Upon the announcement of the preliminary results of the voting, the meeting was adjourned.

ITEM 9.01         Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1 – 2014 Equity Incentive Plan

Exhibit 99.2 – Property Summary

Exhibit 99.3 – Slot Revenues Summary

Exhibit 99.4 – 2013 Marketing Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD CORPORATION

Date: June 27, 2014	By:	/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer